Todd Shipyards Corporation Incentive Stock Compensation Plan

GRANT OF STOCK OPTION

Date of Grant:  June 24, 1994

  This Grant, dated as of the date of grant first stated above (the Date of Grant) is delivered by Todd Shipyards Corporation, a Delaware corporation (Todd) to Patrick W.E. Hodgson (the Grantee) who is an employee or officer of Todd or one of its subsidiaries (the Grantees employer is sometimes referred to herein as the Employer).

  WHEREAS, the Board of Directors of Todd (the Board) on June 2,
1993, adopted, with subsequent shareholder approval, the Todd
Incentive Stock Compensation Plan (the Plan); and

  WHEREAS, the Plan provides, inter alia, for the granting of stock options by a committee to be appointed by the Board (the Committee) to directors, officers and key employees of Todd or any subsidiary of Todd (excluding directors and officers who are not employees) to purchase, or to exercise certain rights with respect to, shares of the Class A Common Stock of Todd, par value $.01 per share (the Stock), in accordance with the terms and provisions thereof; and

  WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of stock options under the Plan, and has determined that it would be in the best interest of Todd to grant the incentive stock options documented herein.

  NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.  Grant of Option.
  Subject to the terms and conditions hereinafter set forth, Todd, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to 100,000 shares of Stock at a price of $4.25 per share, the fair market value. Such option is hereinafter referred to as the Option and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the Option Shares. The Option is intended by the parties hereto to be, and shall be treated as, a non-incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986).

2.  Exercise.
  Subject to such further limitations as are provided herein, the Options shall become exercisable as of the Date of Grant.



3.  Termination of Option.
  (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of five
(5) years from the Date of Grant (the Option Term).

  (b) Upon the occurrence of the Grantees ceasing for any reason to be employed by the Employer (such occurrence being a termination of the Grantees employment), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantees employment, except in a case where the termination of the Grantees employment is by reason of retirement, disability or death.

Upon a termination of the Grantees employment by reason of retirement, disability or death, the Option may be exercised during the following periods, but only to the extent that the Option was outstanding and exercisable on any such date of retirement, disability or death: (i) the one-year period following the date of such termination of the Grantees employment in the case of disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of Grantees death during his employment by the Employer, but not later than one year after the Grantees death, and (iii) the three-month period following the date of such termination in the case of retirement on or after the attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

  (c) In the event of the death of the Grantee, the Option may be exercised by the Grantees legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

  (d) A transfer of the Grantees employment between Todd and any subsidiary of Todd, or between any subsidiaries of Todd, shall not be deemed as a termination of the Grantees employment.

  (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting Todd or any subsidiary of Todd, (ii) breach any covenant not to compete or employment contract with Todd or any subsidiary of Todd, or (iii) engage in conduct that would warrant the Grantees discharge for cause (excluding general dissatisfaction with the performance of the Grantees duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon Todd or any subsidiary of Todd), any unexercised portion of the Option shall immediately terminate and be void.

4.  Exercise of Options.
  (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Todd written notice of intent to exercise. The notice of exercise shall specify the number of Option shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

  (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date, provided, however, that the shares to be so surrendered have been held and fully paid for by Grantee for (i) not less than six months or (ii), if such shares were acquired pursuant to the exercise of an incentive stock option as defined in the Code, not less than one year.

  On the exercise date specified in the Grantees notice or as soon thereafter as is practicable, Todd shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as Todd may elect) upon full payment for such Option shares. The obligation of Todd to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

  (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantees right to purchase such Option Shares may be terminated by Todd.

  (d) The date specified in the Grantees notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date. Notwithstanding the foregoing, for purposes of Section 3(b) above, the exercise date shall be the date of Grantees notice to Todd so long as payment for the shares to be acquired upon exercise is made in full within five business days thereafter.

  (e) Anything to the contrary herein nothwithstanding, Todd may condition the exercise of the option or any portion thereof (and/or restrict the delivery of certificates representing the shares acquired upon exercise) upon the receipt in cash by Todd from the Grantee of such amounts as may be required to be withheld by Todd for federal, state or local income taxes in respect of the employee and arising from the exercise. Alternatively, by agreement between Todd and the Grantee, Todd shall withhold from the number of shares to be delivered upon exercise such number of shares as has a fair market value equal to the taxes required to be withheld.

  5.  Adjustment of and Changes in Stock of Todd.
  In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of capital stock of Todd, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.

  6.  Fair Market Value.
  As used herein, the fair market value of a share of Stock shall be the average of the high and low sale prices per share of Stock on the New York Stock Exchange, as determined by the Committee, on the applicable date or reference hereunder, or if there is no sale on such date, then the average of such high and low sale prices on the last previous day on which a sale is reported.

  7.  No Rights of Stockholders.
  Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of Todd with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

  8.  Non-Transferability of Option.
  During the Grantees lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except in the case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In no event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Todd may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

  9.  Employment Not Affected.
  Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment with the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Grantee, the right of the Employer to terminate at will the Grantees employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by Todd, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by Grantee.

  10.  Amendment of Option.
  The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

  11.  Notice.
  Any notice to Todd provided for in this instrument shall be addressed to it in care of its Secretary at its offices at 1801-16th Avenue SW, Seattle, WA 98134, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

  12.  Incorporation of Plan by Reference.
  The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

  13.  Governing Law.
  The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Washington, except to the extent preempted by federal law, which shall to the extent govern.

  IN WITNESS WHEREOF, Todd has caused its duly authorized officer to execute and attest this Grant of Incentive Stock Option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.


Todd Shipyards Corporation  ACCEPTED AND AGREED TO:



/s/ Michael G. Marsh            /s/ Patrick W.E. Hodgson
By:   Michael G. Marsh          Patrick W.E. Hodgson, Grantee
  Secretary and General Counsel

  Todd Shipyards Corporation Incentive Stock Compensation Plan

                 GRANT OF INCENTIVE STOCK OPTION

Date of Grant:  September 29, 1994

   This Grant, dated as of the date of grant first stated above (the Date of Grant) is delivered by Todd Shipyards Corporation, a Delaware corporation (Todd) to Michael G. Marsh (the Grantee) who is an employee or officer of Todd or one of its subsidiaries (the Grantees employer is sometimes referred to herein as the Employer).

   WHEREAS, the Board of Directors of Todd (the Board) on June 2,
1993,  adopted,  with subsequent shareholder approval,  the  Todd
Incentive Stock Compensation Plan (the Plan); and

   WHEREAS, the Plan provides, inter alia, for the granting of incentive stock options by a committee to be appointed by the Board (the Committee) to directors, officers and key employees of Todd or any subsidiary of Todd (excluding directors and officers who are not employees) to purchase, or to exercise certain rights with respect to, shares of the Class A Common Stock of Todd, par value $.01 per share (the Stock), in accordance with the terms and provisions thereof; and

  WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of Todd to grant the incentive stock options documented herein.

   NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.  Grant of Option.
   Subject to the terms and conditions hereinafter set forth, Todd, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to 10,000 shares of Stock at a price of $4.50 per share, the fair market value. Such option is hereinafter referred to as the Option and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the Option Shares. The Option is intended by the parties hereto to be, and shall be treated as an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986).

2.  Exercise.
  Subject to such further limitations as are provided herein, the
Options shall become exercisable as follows:  September 30,  1995
- - 3,333 shares; September 30, 1996 - 3,333 shares; September 30, 1997 - 3,334 shares.


3.  Termination of Option.
   (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten
(10) years from the Date of Grant (the Option Term).

  (b) Upon the occurrence of the Grantees ceasing for any reason to be employed by the Employer (such occurrence being a termination of the Grantees employment), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantees employment, except in a case where the termination of the Grantees employment is by reason of retirement, disability or death.

Upon a termination of the Grantees employment by reason of retirement, disability or death, the Option may be exercised during  the  following periods, but only to the extent  that  the
Option  was  outstanding and exercisable  on  any  such  date  of
retirement,   disability  or  death:  (i)  the  one-year   period
following the date of such termination of the Grantees employment in the case of disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of Grantees death during his employment by the Employer, but not later than one year after the Grantees death, and (iii) the three-month period following the date of such termination in the case of retirement on or after the attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

   (c) In the event of the death of the Grantee, the Option may be exercised by the Grantees legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

  (d) A transfer of the Grantees employment between Todd and any subsidiary of Todd, or between any subsidiaries of Todd, shall not be deemed as a termination of the Grantees employment.

   (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting Todd or any subsidiary of Todd, (ii) breach any covenant not to compete or employment contract with Todd or any subsidiary of Todd, or (iii) engage in conduct that would warrant the Grantees discharge for cause (excluding general dissatisfaction with the performance of the Grantees duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon Todd or any subsidiary of Todd), any unexercised portion of the Option shall immediately terminate and be void.

4.  Exercise of Options.
  (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Todd written notice of intent to exercise. The notice of exercise shall specify the number of Option shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

   (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date, provided, however, that the shares to be so surrendered have been held and fully paid for by Grantee for (i) not less than six months or (ii), if such shares were acquired pursuant to the exercise of an incentive stock option as defined in the Code, not less than one year.

   On the exercise date specified in the Grantees notice or as soon thereafter as is practicable, Todd shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as Todd may elect) upon full payment for such Option shares. The obligation of Todd to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

   (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantees right to purchase such Option Shares may be terminated by Todd.

   (d) The date specified in the Grantees notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date. Notwithstanding the foregoing, for purposes of Section 3(b) above, the exercise date shall be the date of Grantees notice to Todd so long as payment for the shares to be acquired upon exercise is made in full within five business days thereafter.

  5.  Adjustment of and Changes in Stock of Todd.
   In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of capital stock of Todd, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option and/or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.


  6.  Fair Market Value.
  As used herein, the fair market value of a share of Stock shall be the average of the high and low sale prices per share of Stock on the New York Stock Exchange, as determined by the Committee, on the applicable date or reference hereunder, or if there is no sale on such date, then the average of such high and low sale prices on the last previous day on which a sale is reported.

  7.  No Rights of Stockholders.
   Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of Todd with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

  8.  Non-Transferability of Option.
     During the Grantees lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except in the case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In no event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Todd may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

  9.  Employment Not Affected.
   Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment with the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Grantee, the right of the Employer to terminate at will the Grantees employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by Todd, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by Grantee.

  10.  Amendment of Option.
   The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

  11.  Notice.
   Any notice to Todd provided for in this instrument shall be addressed to it in care of its Secretary at its offices at 1801-16th Avenue SW, Seattle, WA 98134, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

  12.  Incorporation of Plan by Reference.
   The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

  13.  Notice of Disposition.
   The Grantee agrees to give Todd immediate notice of any sale, transfer, assignment or disposition of the shares acquired upon exercise if such event occurs within one year from the date of exercise.

  14.  Governing Law.
   The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Washington, except to the extent preempted by federal law, which shall to the extent govern.

  IN WITNESS WHEREOF, Todd has caused its duly authorized officer to execute and attest this Grant of Incentive Stock Option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.


TODD SHIPYARDS CORPORATION  ACCEPTED AND AGREED TO:



/s/ Patrick W. E. Hodgson          /s/ Michael G. Marsh
By:   Patrick W. E. Hodgson         Michael G. Marsh, Grantee
  Chairman and Chief Executive Officer

  Todd Shipyards Corporation Incentive Stock Compensation Plan

                 GRANT OF INCENTIVE STOCK OPTION

Date of Grant:  September 29, 1994

   This Grant, dated as of the date of grant first stated above (the Date of Grant) is delivered by Todd Shipyards Corporation, a Delaware corporation (Todd) to Stephen G. Welch (the Grantee) who is an employee or officer of Todd or one of its subsidiaries (the Grantees employer is sometimes referred to herein as the Employer).

   WHEREAS, the Board of Directors of Todd (the Board) on June 2,
1993,  adopted,  with subsequent shareholder approval,  the  Todd
Incentive Stock Compensation Plan (the Plan); and

   WHEREAS, the Plan provides, inter alia, for the granting of incentive stock options by a committee to be appointed by the Board (the Committee) to directors, officers and key employees of Todd or any subsidiary of Todd (excluding directors and officers who are not employees) to purchase, or to exercise certain rights with respect to, shares of the Class A Common Stock of Todd, par value $.01 per share (the Stock), in accordance with the terms and provisions thereof; and

  WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of Todd to grant the incentive stock options documented herein.

   NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.  Grant of Option.
   Subject to the terms and conditions hereinafter set forth, Todd, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to 75,000 shares of Stock at a price of $4.50 per share, the fair market value. Such option is hereinafter referred to as the Option and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the Option Shares. The Option is intended by the parties hereto to be, and shall be treated as an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986).

2.  Exercise.
  Subject to such further limitations as are provided herein, the
Options shall become exercisable as follows:  September 29,  1994
- - 22,000 shares; September 30, 1995 - 22,000 shares; September 30, 1996 - 22,000 shares; September 30, 1997 - 9,000 shares.


3.  Termination of Option.
   (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten
(10) years from the Date of Grant (the Option Term).

  (b) Upon the occurrence of the Grantees ceasing for any reason to be employed by the Employer (such occurrence being a termination of the Grantees employment), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantees employment, except in a case where the termination of the Grantees employment is by reason of retirement, disability or death.

Upon a termination of the Grantees employment by reason of retirement, disability or death, the Option may be exercised during  the  following periods, but only to the extent  that  the
Option  was  outstanding and exercisable  on  any  such  date  of
retirement,   disability  or  death:  (i)  the  one-year   period
following the date of such termination of the Grantees employment in the case of disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of Grantees death during his employment by the Employer, but not later than one year after the Grantees death, and (iii) the three-month period following the date of such termination in the case of retirement on or after the attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

   (c) In the event of the death of the Grantee, the Option may be exercised by the Grantees legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

  (d) A transfer of the Grantees employment between Todd and any subsidiary of Todd, or between any subsidiaries of Todd, shall not be deemed as a termination of the Grantees employment.

   (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting Todd or any subsidiary of Todd, (ii) breach any covenant not to compete or employment contract with Todd or any subsidiary of Todd, or (iii) engage in conduct that would warrant the Grantees discharge for cause (excluding general dissatisfaction with the performance of the Grantees duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon Todd or any subsidiary of Todd), any unexercised portion of the Option shall immediately terminate and be void.

4.  Exercise of Options.
  (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Todd written notice of intent to exercise. The notice of exercise shall specify the number of Option shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

   (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date, provided, however, that the shares to be so surrendered have been held and fully paid for by Grantee for (i) not less than six months or (ii), if such shares were acquired pursuant to the exercise of an incentive stock option as defined in the Code, not less than one year.

   On the exercise date specified in the Grantees notice or as soon thereafter as is practicable, Todd shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as Todd may elect) upon full payment for such Option shares. The obligation of Todd to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

   (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantees right to purchase such Option Shares may be terminated by Todd.

   (d) The date specified in the Grantees notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date. Notwithstanding the foregoing, for purposes of Section 3(b) above, the exercise date shall be the date of Grantees notice to Todd so long as payment for the shares to be acquired upon exercise is made in full within five business days thereafter.

  5.  Adjustment of and Changes in Stock of Todd.
   In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of capital stock of Todd, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option and/or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.


  6.  Fair Market Value.
  As used herein, the fair market value of a share of Stock shall be the average of the high and low sale prices per share of Stock on the New York Stock Exchange, as determined by the Committee, on the applicable date or reference hereunder, or if there is no sale on such date, then the average of such high and low sale prices on the last previous day on which a sale is reported.

  7.  No Rights of Stockholders.
   Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of Todd with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

  8.  Non-Transferability of Option.
     During the Grantees lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except in the case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In no event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Todd may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

  9.  Employment Not Affected.
   Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment with the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Grantee, the right of the Employer to terminate at will the Grantees employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by Todd, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by Grantee.

  10.  Amendment of Option.
   The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

  11.  Notice.
   Any notice to Todd provided for in this instrument shall be addressed to it in care of its Secretary at its offices at 1801-16th Avenue SW, Seattle, WA 98134, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

  12.  Incorporation of Plan by Reference.
   The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

  13.  Notice of Disposition.
   The Grantee agrees to give Todd immediate notice of any sale, transfer, assignment or disposition of the shares acquired upon exercise if such event occurs within one year from the date of exercise.

  14.  Governing Law.
   The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Washington, except to the extent preempted by federal law, which shall to the extent govern.

  IN WITNESS WHEREOF, Todd has caused its duly authorized officer to execute and attest this Grant of Incentive Stock Option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.


TODD SHIPYARDS CORPORATION  ACCEPTED AND AGREED TO:



/s/ Patrick W.E. Hodgson            /s/ Stephen G. Welch
By:   Patrick W. E. Hodgson         Stephen G. Welch, Grantee
  Chairman and Chief Executive Officer

  Todd Shipyards Corporation Incentive Stock Compensation Plan

                 GRANT OF INCENTIVE STOCK OPTION

Date of Grant:  June 24, 1994

   This Grant, dated as of the date of grant first stated above (the Date of Grant) is delivered by Todd Shipyards Corporation, a Delaware corporation (Todd) to Roland H. Webb (the Grantee) who is an employee or officer of Todd or one of its subsidiaries (the Grantees employer is sometimes referred to herein as the Employer).

   WHEREAS, the Board of Directors of Todd (the Board) on June 2,
1993,  adopted,  with subsequent shareholder approval,  the  Todd
Incentive Stock Compensation Plan (the Plan); and

   WHEREAS, the Plan provides, inter alia, for the granting of incentive stock options by a committee to be appointed by the Board (the Committee) to directors, officers and key employees of Todd or any subsidiary of Todd (excluding directors and officers who are not employees) to purchase, or to exercise certain rights with respect to, shares of the Class A Common Stock of Todd, par value $.01 per share (the Stock), in accordance with the terms and provisions thereof; and

  WHEREAS, the Committee considers the Grantee to be a person who is eligible for a grant of incentive stock options under the Plan, and has determined that it would be in the best interest of Todd to grant the incentive stock options documented herein.

   NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.  Grant of Option.
   Subject to the terms and conditions hereinafter set forth, Todd, with the approval and at the direction of the Committee, hereby grants to the Grantee, as of the Date of Grant, an option to purchase up to 25,000 shares of Stock at a price of $4.25 per share, the fair market value. Such option is hereinafter referred to as the Option and the shares of stock purchasable upon exercise of the Option are hereinafter sometimes referred to as the Option Shares. The Option is intended by the parties hereto to be, and shall be treated as an incentive stock option (as such term is defined under section 422 of the Internal Revenue Code of 1986).

2.  Exercise.
  Subject to such further limitations as are provided herein, the Options shall become exercisable as follows: June 24, 1994 -
12,500 shares; June 24, 1995 - 12,500 shares.

3.  Termination of Option.
   (a) The Option and all rights hereunder with respect thereto, to the extent such rights shall not have been exercised, shall terminate and become null and void after the expiration of ten
(10) years from the Date of Grant (the Option Term).

  (b) Upon the occurrence of the Grantees ceasing for any reason to be employed by the Employer (such occurrence being a termination of the Grantees employment), the Option, to the extent not previously exercised, shall terminate and become null and void immediately upon such termination of the Grantees employment, except in a case where the termination of the Grantees employment is by reason of retirement, disability or death.

Upon a termination of the Grantees employment by reason of retirement, disability or death, the Option may be exercised during  the  following periods, but only to the extent  that  the
Option  was  outstanding and exercisable  on  any  such  date  of
retirement,   disability  or  death:  (i)  the  one-year   period
following the date of such termination of the Grantees employment in the case of disability (within the meaning of Section 22(e)(3) of the Code), (ii) the six-month period following the date of issuance of letters testamentary or letters of administration to the executor or administrator of a deceased Grantee, in the case of Grantees death during his employment by the Employer, but not later than one year after the Grantees death, and (iii) the three-month period following the date of such termination in the case of retirement on or after the attainment of age 65, or in the case of disability other than as described in (i) above. In no event, however, shall any such period extend beyond the Option Term.

   (c) In the event of the death of the Grantee, the Option may be exercised by the Grantees legal representative(s), but only to the extent that the Option would otherwise have been exercisable by the Grantee.

  (d) A transfer of the Grantees employment between Todd and any subsidiary of Todd, or between any subsidiaries of Todd, shall not be deemed as a termination of the Grantees employment.

   (e) Notwithstanding any other provisions set forth herein or in the Plan, if the Grantee shall (i) commit any act of malfeasance or wrongdoing affecting Todd or any subsidiary of Todd, (ii) breach any covenant not to compete or employment contract with Todd or any subsidiary of Todd, or (iii) engage in conduct that would warrant the Grantees discharge for cause (excluding general dissatisfaction with the performance of the Grantees duties, but including any act of disloyalty or any conduct clearly tending to bring discredit upon Todd or any subsidiary of Todd), any unexercised portion of the Option shall immediately terminate and be void.

4.  Exercise of Options.
  (a) The Grantee may exercise the Option with respect to all or any part of the number of Option Shares then exercisable hereunder by giving the Secretary of Todd written notice of intent to exercise. The notice of exercise shall specify the number of Option shares as to which the Option is to be exercised and the date of exercise thereof, which date shall be at least five days after the giving of such notice unless an earlier time shall have been mutually agreed upon.

   (b) Full payment (in U.S. dollars) by the Grantee of the option price for the Option Shares purchased shall be made on or before the exercise date specified in the notice of exercise in cash, or, with the prior written consent of the Committee, in whole or in part through the surrender of previously acquired shares of Stock at their fair market value on the exercise date, provided, however, that the shares to be so surrendered have been held and fully paid for by Grantee for (i) not less than six months or (ii), if such shares were acquired pursuant to the exercise of an incentive stock option as defined in the Code, not less than one year.

   On the exercise date specified in the Grantees notice or as soon thereafter as is practicable, Todd shall cause to be delivered to the Grantee, a certificate or certificates for the Option Shares then being purchased (out of theretofore unissued Stock or reacquired Stock, as Todd may elect) upon full payment for such Option shares. The obligation of Todd to deliver Stock shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration or qualification of the Option or the Option Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Option or the issuance or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

   (c) If the Grantee fails to pay for any of the Option Shares specified in such notice or fails to accept delivery thereof, the Grantees right to purchase such Option Shares may be terminated by Todd.

   (d) The date specified in the Grantees notice as the date of exercise shall be deemed the date of exercise of the Option, provided that payment in full for the Option Shares to be purchased upon such exercise shall have been received by such date. Notwithstanding the foregoing, for purposes of Section 3(b) above, the exercise date shall be the date of Grantees notice to Todd so long as payment for the shares to be acquired upon exercise is made in full within five business days thereafter.

  5.  Adjustment of and Changes in Stock of Todd.
   In the event of a reorganization, recapitalization, change of shares, stock split, spin-off, stock dividend, reclassification, subdivision or combination of shares, merger, consolidation, rights offering or any other change in the corporate structure or shares of capital stock of Todd, the Committee shall make such adjustment as it deems appropriate in the number and kind of shares of Stock subject to the Option and/or in the option price; provided, however, that no such adjustment shall give the Grantee any additional benefits under the Option.


  6.  Fair Market Value.
  As used herein, the fair market value of a share of Stock shall be the average of the high and low sale prices per share of Stock on the New York Stock Exchange, as determined by the Committee, on the applicable date or reference hereunder, or if there is no sale on such date, then the average of such high and low sale prices on the last previous day on which a sale is reported.

  7.  No Rights of Stockholders.
   Neither the Grantee nor any personal representative shall be, or shall have any of the rights and privileges of, a stockholder of Todd with respect to any shares of Stock purchasable or issuable upon the exercise of the Option, in whole or in part, prior to the date of exercise of the Option.

  8.  Non-Transferability of Option.
     During the Grantees lifetime, the Option hereunder shall be exercisable only by the Grantee or any guardian or legal representative of the Grantee, and the Option shall not be transferable except in the case of the death of the Grantee, by will or the laws of descent and distribution, nor shall the Option be subject to attachment, execution or other similar process. In no event of (a) any attempt by the Grantee to alienate, assign, pledge, hypothecate or otherwise dispose of the Option, except as provided for herein, or (b) the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Todd may terminate the Option by notice to the Grantee and it shall thereupon become null and void.

  9.  Employment Not Affected.
   Neither the granting of the Option nor its exercise shall be construed as granting to the Grantee any right with respect to continuance of employment with the Employer. Except as may otherwise be limited by a written agreement between the Employer and the Grantee, the right of the Employer to terminate at will the Grantees employment with it at any time (whether by dismissal, discharge, retirement or otherwise) is specifically reserved by Todd, as the Employer or on behalf of the Employer (whichever the case may be), and acknowledged by Grantee.

  10.  Amendment of Option.
   The Option may be amended by the Board or the Committee at any time (i) if the Board or the Committee determines, in its sole discretion, that amendment is necessary or advisable in the light of any addition to or change in the Internal Revenue Code of 1986 or in the regulations issued thereunder, or any federal or state securities law or other law or regulation, which change occurs after the date of Grant and by its terms applies to the Option; or (ii) other than in the circumstances described in clause (i), with the consent of the Grantee.

  11.  Notice.
   Any notice to Todd provided for in this instrument shall be addressed to it in care of its Secretary at its offices at 1801-16th Avenue SW, Seattle, WA 98134, and any notice to the Grantee shall be addressed to the Grantee at the current address shown on the payroll records of the Employer. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

  12.  Incorporation of Plan by Reference.
   The Option is granted pursuant to the terms of the Plan, the terms of which are incorporated herein by reference, and the Option shall in all respects be interpreted in accordance with the Plan. The Committee shall interpret and construe the Plan and this instrument, and its interpretations and determinations shall be conclusive and binding on the parties hereto and any other person claiming an interest hereunder, with respect to any issue arising hereunder or thereunder.

  13.  Notice of Disposition.
   The Grantee agrees to give Todd immediate notice of any sale, transfer, assignment or disposition of the shares acquired upon exercise if such event occurs within one year from the date of exercise.

  14.  Governing Law.
   The validity, construction, interpretation and effect of this instrument shall exclusively be governed by and determined in accordance with the laws of the State of Washington, except to the extent preempted by federal law, which shall to the extent govern.

  IN WITNESS WHEREOF, Todd has caused its duly authorized officer to execute and attest this Grant of Incentive Stock Option, and to apply the corporate seal hereto, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.


TODD SHIPYARDS CORPORATION  ACCEPTED AND AGREED TO:



/s/ Patrick W.E. Hodgson           /s/ Roland H. Webb
By:   Patrick W. E. Hodgson        Roland H. Webb, Grantee
  Chairman and Chief Executive Officer